Exhibit 99.1

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Equify Financial LLC

777 Main Street, Suite 3900

Fort Worth, Texas 76102

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Equify Financial LLC (the “Company,” as the engaging party) and Atlas SP Securities, a division of Apollo Global Securities, LLC., and Atlas SP Partners, L.P., who are collectively referred to herein as the “Specified Parties”, solely to assist you in connection with the accuracy of certain attributes of a sample of collateral assets which may be included in the potential issuance of asset-backed notes collateralized by a pool of equipment loans and leases, and related property, by Equify ABS 2024-1, LLC (the “Transaction”). The Company (the “Responsible Party”) is responsible for the accuracy of certain attributes of a sample of collateral assets which may be included in the Transaction.

In an agreed-upon procedures engagement, we perform specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the intended purpose of the engagement and we report on findings based on the procedures performed. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose.

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 100 equipment loan and lease receivables (the “Preliminary Sample Receivables”). The Company instructed us to select the sample randomly from a preliminary data tape containing 762 equipment loan and lease receivables (“Clean Tape_Data Tape 06.30.24.xlsx”), as provided to us by the Company, which the Company represents is as of June 30, 2024 (the “Cutoff Date”).

Between the date PwC selected the Preliminary Sample Receivables and testing was completed, 1 loan was paid off. This resulted in a Final Sample (“Sample Receivable(s)”) of 99 equipment loan and lease receivables.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017
T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

Report of Independent Accountants on Applying Agreed-Upon Procedures Equify ABS 2024-1, LLC September 23, 2024 Page 2 of 7

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The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Transaction offering documents that do not appear in this report, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction offering documents.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934;

•	The reasonableness of any of the assumptions provided by the Responsible Party; and

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The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool for the Transaction based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Procedure Definitions

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “recalculated” refers to the recalculation of one or more data elements to underlying documentation

Data, Information and Documents Provided

The Company provided the following data, information and documents with respect to the proposed Transaction:

1.	An Excel file containing 762 equipment loan/lease receivables which the Company represents is the final proposed pool of collateral for the Transaction and is as of the Cutoff Date (the “Data Tape”).

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2.

For each Sample Receivable as applicable, the Company provided the following documents which they represent is extracted from the Company’s internal document management and servicing system. The Company represents that the internal document management and servicing system is maintained by the Company and is their primary servicing and record keeping system for the equipment loan and lease receivables:

a.	PDF of a Promissory Note or Equipment Finance Agreement and modification or assumption letters (if any) (the “Contract”),

b.	PDF of the Payment History (the “Payment History File”),

c.	PDF of the Loan History with interest rate (the “Loan History File”),

d.	PNG of the Lease Plus servicing screen (the “Lease Plus Screenshot”).

e.	PDF of the Contract History (the “Contract History File”)

The data, information and documents listed above are collectively referred to as the “Data, Information, and Documents”.

Procedures Performed

We performed the following agreed-upon procedures on the Sample Receivables, and reported our findings therefrom. For purposes of the procedures below, in the event that a document was not clear, data was missing, or there was a question with regards to information contained in the Data, Information and Documents that was relevant to the performance of these agreed-upon procedures, we contacted the Company’s operations manager or a designee as identified by the Company for clarification.

A.

For each Sample Receivable, we compared or recalculated, as appliable, each attribute specified in the table below (“Specified Attribute”), as set forth in the Data Tape, to the corresponding information contained in the respective source file(s) listed below and reported our findings after the application of the “Threshold and/or Special Instructions” provided by the Company, as listed below:

	Specified Attribute	Field name on Data Tape	Name of source file	Threshold and/or Special Instructions

1	Contract Number	contract_#	Contract

2	Obligor Name	customer_name	Contract

3	Lease/Loan Type	lease / loan	Payment History File

4	Active Date	start_date	Contract	If the Active Date was not visible next to the signature block, the Company instructed us to use the Advance Date on the Contract.

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	Specified Attribute	Field name on Data Tape	Name of source file	Threshold and/or Special Instructions

5	Original Term	total_pmts		The Company instructed us to calculate the Original Term by quantifying the difference between the Active Date and the Maturity Date plus one month.

6	Maturity Date	lease_maturity_	Lease Plus Screenshot

7	Billing Cycle Frequency	ContractPmtFreq	Contract

8	Customer State	lease_bil	Contract, Payment History File	If a difference was noted between the Customer State on the contract and the Data Tape, the Company instructed us to refer to the State listed on the Payment History File.

9	Current Payment Amount	contract_cur_pmt_amt_	Contract

10	Total Residual Value	lease_current_resid	Payment History File

12	Remaining Number of Payments	#_pmts_rem to inv	Payment History File	The Company instructed us to recalculate the remaining number of payments using the methodology as outlined below.

13	Yield/APR	ContractRate	Loan History File

Remaining Number of Payment methodology: Taking the Original Term from the Data Tape and subtracting the net payments as outlined within the Payment History file. To calculate the net payments, using the information provided Payment History File, summing the number of payments as designated by “P” in Column TT and subtracting any returned checks as designated by “R” in Column TT from the start of the Payment History to the Cutoff Date.

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For any Sample Receivable that deviated from the methodology above, with respect to Remaining Number of Payments, we performed the following procedures as communicated by the Company:

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For Sample Receivables 10 and 34: The Company communicated that multiple payments were combined in one line item in the Payment History File, which should be accounted for as additional payment. We reapplied the number of payments based on the combined line items, noting no differences.

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For Sample Receivable 100: The Company communicated there was a modification with the borrower, and we were instructed to count credits (designated by “C” in Column TT of the Payment History File) and amounts less than the original contractual payment amount, as per the modification terms, as payments. We reapplied the number of payments based on the credit and lower payment amounts, noting no difference.

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For Sample Receivables 62 and 95: The Company provided additional support, the Contract History File, outlining applicable payment activity prior to the Cutoff Date. We reapplied the number of payments based on the payment activity prior to the Cutoff Date, noting no differences.

We noted 6 exceptions for procedure A, which are outlined in Exhibit A.

B.	For each Sample Receivable, we observed a signature next to the “borrower” section of the Contract. We noted no exceptions, and we make no comment as to the authenticity or validity of any signature.

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This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an audit or an examination engagement, the objective of which would be the expression of an opinion, or a review engagement, the objective of which would be the expression of a conclusion, on the collateral assets for the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

In performing this engagement, we are required to be independent of the Responsible Party and to meet our ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the appropriateness of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

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i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

September 23, 2024

Report of Independent Accountants on Applying Agreed-Upon Procedures Equify ABS 2024-1, LLC September 23, 2024 Page 7 of 7

Exhibit A

Procedure / Attribute	Sample #	Data Tape Value	Support Value
A.5 / Original Term	3	48	49
A.5 / Original Term	82	61	62
A.5 / Original Term	83	25	26
A.5 / Original Term	85	61	62
A.5 / Original Term	88	37	38
A.9 / Current Payment Amount	15	$12,753.11	$13,575.89